UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2011

SOONER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Oklahoma (State or Other Jurisdiction of Incorporation)	000-18344 (Commission File Number)	73-1275261 (IRS Employer Identification No.)

Long Shan Development Area Han Jiang Town, ShiShi City Fujian, PRC (Address of Principal Executive Offices)	N/A (Zip Code)

86-13505080536
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

section 8.01 – other events

Item 8.01 Other Events.

In connection with Sooner Holdings, Inc.’s (the “Company’s”) FINRA Issuer Company-Related Action Notification, the Company is filing as an exhibit a certification signed by the Company’s President as to the adoption of written consents by the Company’s Board of Directors and holders of a majority of the voting securities approving the Company changing its name to Flying Eagle PU Technical Corporation and the adoption of a reverse stock split on a 1 for 18.290691235 shares basis.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1
Officer’s Certificate certifying resolutions adopted by written consent by the Company’s Board of Directors and holders of the majority of the Company’s voting securities approving the changing of the Company’s name and approving a reversed stock split.

The information set forth under Items 8.01 of this Form 8-K and Exhibit 99.1 attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOONER HOLDINGS INC.,
a Oklahoma Corporation

Dated: December 24, 2011	/s/ Ang Kang Han
Ang Kang Han, President